                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES

    SUPPLEMENT DATED SEPTEMBER 12, 2003 TO PROSPECTUS DATED NOVEMBER 1, 2002

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, the Institutional Shares Prospectus of the Wilmington Funds - Equity Portfolios of WT Mutual Fund (the "Fund") dated November 1, 2002 (the "Prospectus").

Rodney Square Management Corporation ("RSMC") recommended to the Board of Trustees of the Fund and they approved, contingent upon shareholder approval, a proposal to change the Wilmington Small Cap Core Portfolio's investment procedures. Under the proposal, the Wilmington Small Cap Core Portfolio (the "Portfolio") would no longer invest in the Small Cap Core Series of WT Investment Trust I, but will invest in two or more affiliated mutual funds which invest primarily in small-capitalization equity securities (the "Proposed Structure"). Under the Proposed Structure, RSMC would allocate the Portfolio's assets between the Small Cap Growth Series and the Small Cap Value Series of WT Investment Trust I (the "Underlying Series"). In order to authorize the Proposed Structure, shareholders will be asked to approve: (i) a change to the Portfolio's investment objective to "seek long-term capital appreciation"; (ii) the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental"; (iii) changes in the Portfolio's investment policies and strategies to implement the Proposed Structure; and (iv) an investment advisory agreement between the Fund, on behalf of the Portfolio, and Rodney Square Management Corporation ("RSMC") to allow RSMC to allocate the Portfolio's assets pursuant to the Proposed Structure (the "Proposals"). The Proposals, if approved, are expected to increase the expenses indirectly paid by the Portfolio as a shareholder of the Underlying Series. The increased expenses will result from the higher investment advisory fees paid by each of the Underlying Series, as well as their higher operating expenses.

Shareholders of the Portfolio will be asked to approve the Proposals at a special meeting of shareholders scheduled to be held on November 14, 2003. Shareholders of record on October 3, 2003 will be entitled to vote at the meeting. It is expected that proxy materials in connection with the Proposals will be mailed on or about October 14, 2003.

SPECIAL MEETING OF SHAREHOLDERS OF THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO (THE "PORTFOLIO")

At a special meeting of shareholders of the Portfolio held on May 23, 2003, shareholders of the Portfolio approved a new sub-advisory agreement with Goldman Sachs Asset Management, LP ("GSAM"). GSAM has provided sub-advisory services to the International Multi-Manager Series since January 2, 2003 pursuant to an interim sub-advisory agreement that was substantially similar to the sub-advisory agreement approved by shareholders.

As a result of this change, the Prospectus is hereby amended as follows: all references to Deutsche Asset Management, Inc. ("DAMI") on page 21 under "FEES AND EXPENSES," pages 27 and 28 under "PRINCIPAL INVESTMENT STRATEGIES," page 40 under "INVESTMENT ADVISER," and pages 43 and 44 under "SUB-ADVISERS" are deleted and the following information about GSAM is substituted in the appropriate sections.

Goldman Sachs Asset Management, LP, a subsidiary of The Goldman Sachs Group, Inc, a Delaware limited partnership, is located at 32 Old Slip, New York, New York 10005. The firm is a global investment banking and securities firm that provides a wide range of financial services worldwide to a substantial and diversified client base.

GSAM's Quantitative Equity Team is led by Bob Jones, CIO and Managing Director of GSAM's Quantitative Equity Group in New York. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Len Ioffe, Senior Portfolio Manager.

GSAM's Structured International strategy seeks to achieve consistent relative outperformance. The team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 250-400 securities on behalf of the International Multi-Manager Series.

IMPLEMENTATION OF TEAM MANAGEMENT APPROACH FOR THE LARGE CAP CORE AND THE SMALL CAP CORE SERIES

Effective January 24, 2003, Rodney Square Management Corporation ("RSMC") will implement a team approach in the management of the Large Cap Core and Small Cap Core Series. The day-to-day management of each of these Series will be shared by a team of individuals employed by RSMC. Accordingly, the information under the heading "Portfolio Managers" on page 41 of the Prospectus is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The day-to-day management of the Large Cap Core and Small Cap Core Series is the responsibility of RSMC's Core Team. The Core Team meets daily to make investment decisions for each of these Series.

ROBERT J. CHRISTIAN, Director and President of RSMC, is responsible for the management process of the International Multi-Manager Series. Mr. Christian has been a Director of RSMC since February 1996. From 1994 to 1996, he was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. He was also the Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and a Director of Provident Capital Management from 1993 to 1996.

SEBASTIANO MANCARELLA, Assistant Vice President of RSMC, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Multi-Manager Series. He has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997, he was a portfolio manager in the personal trust area of First Union National Bank.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE